SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 7, 2012

ROYALE ENERGY, INC.
(Exact name of registrant as specified in its charter)

California	0-22750	33-02224120
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7676 Hazard Center Drive, Suite 1500
San Diego, California 92108
(Address of principal executive office)
Issuer's telephone number:  (619) 881-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Registrant’s Business and Operations

Item 7.01  Regulation FD Disclosure*

Royale Energy, Inc., is filing a letter to shareholders from Co-Presidents/Co-CEOs Donald H. Hosmer and Stephen M. Hosmer, which will accompany Royale Energy’s proxy statement for the annual shareholders’ meeting and annual report to shareholders, all of which will be mailed to shareholders on May 14, 2012.  The shareholders’ meeting is scheduled for June 29,2012.

Section 8

Item 8.01  Other Information*

The information contained in Item 7.01 above is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1                      Letter to Shareholders*

*  The information in Items 7.01 and 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the
Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: May 7, 2012	/s/ Stephen M. Hosmer
Stephen M. Hosmer, Co-President, Co-Chief Executive Officer and Chief Financial Officer